Exhibit 99.1

           Mentor Graphics Announces First Quarter Results

    WILSONVILLE, Ore.--(BUSINESS WIRE)--April 27, 2005--Mentor Graphics Corporation (Nasdaq:MENT) today announced first quarter revenues of $164.3 million, approximately flat with the year ago quarter. GAAP earnings per share were a loss of $.06, while pro forma earnings per share were $.01, consistent with the company's pre-announcement of April 4, 2005.
    "Weakness in the business was driven primarily by softness in demand from semiconductor companies, while demand from system businesses was better. As a result, Mentor systems products like FPGA synthesis, embedded software and selected PCB products performed well," said Walden C. Rhines, CEO and chairman of Mentor Graphics. "On the other hand, Calibre product line bookings were particularly weak in the quarter. We expect strength in this product line in the second half of the year based upon the number of current customer engagements."
    The Scalable Verification product line was also down, driven largely by a tough compare with the year ago quarter when the company's largest ever ModelSim order occurred.
    "As the drive to time-based licensing continues, our business is increasingly driven into the fourth quarter," said Gregory K. Hinckley, president of Mentor Graphics. "While we are not satisfied with our first quarter performance, our second half continues to look solid."
    Revenue by region was 45% North America, 25% Europe, 20% Japan and 10% Pacific Rim. By product line, revenue was 30% scalable verification, 25% integrated system design, 25% design to silicon, and 20% new and emerging products.

    About Mentor Graphics

    Mentor Graphics Corporation (Nasdaq:MENT) is a world leader in electronic hardware and software design solutions, providing products, consulting services and award-winning support for the world's most successful electronics and semiconductor companies. Established in 1981, the company reported revenues over the last 12 months of over $700 million and employs approximately 3,850 people worldwide. Corporate headquarters are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777; Silicon Valley headquarters are located at 1001 Ridder Park Drive, San Jose, California 95131-2314. World Wide Web site: http://www.mentor.com/.
    Mentor Graphics and Calibre are registered trademarks and Scalable Verification is a trademark of Mentor Graphics Corporation.
    In the calculation of pro forma earnings, gross margin and operating expenses, Mentor Graphics excludes amortization of acquired intangibles and write-offs of in-process R&D from acquisitions. Included in pro forma earnings was a $1million gain related to the sale of a building classified in other income, net. Also, excluded are non-operating and non-recurring items classified as special charges such as restructure expenses and asset impairments, as well as income tax expense in excess of a normalized 17% effective tax rate. These excluded items are generally infrequent, less predictable and are often non-cash in nature. Mentor Graphics believes that excluding these items provides investors with a representation of its core performance, and a pro forma base line for assessing the future earnings potential of Mentor Graphics.
    These pro forma measures should be assessed in conjunction with GAAP earnings measures for a more complete understanding of the Company's results. Since pro forma measures exclude certain items, differences in earnings from GAAP can be significant; Mentor Graphics management evaluates its performance under both measures for a complete understanding of its results. Investors are encouraged to review both measures for their evaluations and consider the GAAP earnings measures as the most complete measure of Mentor Graphics' overall performance.

    Statements in this press release regarding the Company's outlook for future periods constitute "forward-looking" statements based on current expectations within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (i) the Company's ability to successfully offer products and services that compete in the highly competitive EDA industry including the risk that the Company's technology, products or inventory become obsolete; (ii) reductions in spending on EDA tools by the Company's customers due to cyclical downturns or initiatives to increase profitability, (iii) changes in accounting or reporting rules or interpretations, limitations on repatriation of earnings, licensing and intellectual property rights protection; (iv) changes in tax laws, regulations or enforcement practices where the Company does business;
(v) effects of the increasing volatility of foreign currency fluctuations on the Company's business and operating results; (vi) effects of unanticipated shifts in product mix on gross margin and unanticipated shifts in geographic mix on the overall tax rate, (vii) the Company's ability to successfully integrate and manage its acquisitions, all as may be discussed in more detail under the heading "Factors That May Affect Future Results and Financial Condition" in the Company's most recent Form 10-K or Form 10-Q. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. In addition, statements regarding outlook do not reflect potential impacts of mergers or acquisitions that have not been announced or closed as of the time the statements are made. Mentor Graphics disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.



                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                                    Three Months Ended
                                                          March 31,
                                                    ------------------
                                                        2005     2004
                                                     -------- --------
Revenues:
  System and software                               $ 91,560 $ 94,521
  Service and support                                 72,774   69,884
                                                     -------- --------

               Total revenues                        164,334  164,405
                                                     -------- --------
Cost of revenues:
  System and software                                  4,735    4,562
  Service and support                                 19,908   20,095
  Amortization of purchased technology                 2,713    2,466
                                                     -------- --------

               Total cost of revenues                 27,356   27,123
                                                     -------- --------

               Gross margin                          136,978  137,282
                                                     -------- --------
Operating expenses:
  Research and development                            51,310   48,383
  Marketing and selling                               67,575   63,706
  General and administration                          18,708   18,562
  Amortization of intangible assets                    1,122      782
  Special charges                                      1,313        -
                                                     -------- --------

               Total operating expenses              140,028  131,433
                                                     -------- --------
Operating income (loss)
                                                      (3,050)   5,849
  Other income, net                                    3,615    1,230
  Interest expense                                    (5,031)  (4,455)
                                                     -------- --------

  Income (loss) before income taxes                   (4,466)   2,624
  Income tax expense (benefit)                           (80)     446
                                                     -------- --------

               Net income (loss)                    $ (4,386)$  2,178
                                                     ======== ========

  Net income (loss) per share:
    Basic                                           $  (0.06)$   0.03
                                                     ======== ========
    Diluted                                         $  (0.06)$   0.03
                                                     ======== ========

  Weighted average number of
  shares outstanding:
    Basic                                             78,007   69,803
                                                     ======== ========
    Diluted                                           78,007   72,763
                                                     ======== ========


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except percentages and
                  earnings per share data-Unaudited)

                                     Three Months Ended March 31, 2005
                                      GAAP     Adjustments   Pro Forma
                                      --------------------------------
Revenues:
  System and software                 $ 91,560   $      -    $ 91,560
  Service and support                   72,774          -      72,774
                                       --------   --------    --------

               Total revenues          164,334          -     164,334
                                       --------   --------    --------
Cost of revenues:
  System and software                    4,735          -       4,735
  Service and support                   19,908          -      19,908
  Amortization of purchased technology   2,713     (2,713)(1)       -
                                       --------   --------    --------

               Total cost of revenues   27,356     (2,713)     24,643
                                       --------   --------    --------

               Gross margin            136,978      2,713     139,691
                                       --------   --------    --------

               Gross margin percentage    83.4%                 85.0%
                                       --------              --------
Operating expenses:
  Research and development              51,310          -      51,310
  Marketing and selling                 67,575          -      67,575
  General and administration            18,708          -      18,708
  Amortization of intangible assets      1,122     (1,122)(1)       -
  Special charges                        1,313     (1,313)          -
                                       --------   --------    --------

               Total operating
                expenses               140,028     (2,435)    137,593
                                       --------   --------    --------
Operating income (loss)
                                        (3,050)     5,148       2,098
  Other income, net                      3,615          -       3,615
  Interest expense                      (5,031)         -      (5,031)
                                       --------   --------    --------

  Income (loss) before income taxes     (4,466)     5,148         682
  Income tax expense (benefit)             (80)       196 (2)     116
                                       --------   --------    --------

               Net income (loss)      $ (4,386)  $  4,952    $    566
                                       ========   ========    ========

  Net income (loss) per share:
    Basic                             $  (0.06)             $    .01
                                       ========              ========
    Diluted                           $  (0.06)             $    .01
                                       ========              ========
  Weighted average number of
  shares outstanding:
    Basic                               78,007                78,007
                                       ========              ========
    Diluted                             78,007                80,340
                                       ========              ========



(1) Non-cash amortization of intangible assets.

(2) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 17% for 2005.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except percentages and
                  earnings per share data-Unaudited)


                                     Three Months Ended March 31, 2004
                                      GAAP     Adjustments   Pro Forma
                                      --------------------------------
Revenues:
  System and software                 $ 94,521   $      -    $ 94,521
  Service and support                   69,884          -      69,884
                                       --------   --------    --------

               Total revenues          164,405          -     164,405
                                       --------   --------    --------
Cost of revenues:
  System and software                    4,562          -       4,562
  Service and support                   20,095          -      20,095
  Amortization of purchased technology   2,466     (2,466)(1)       -
                                       --------   --------    --------

               Total cost of revenues   27,123     (2,466)     24,657
                                       --------   --------    --------

               Gross margin            137,282      2,466     139,748
                                       --------   --------    --------

               Gross margin percentage    83.5%                 85.0%
                                       --------              --------
Operating expenses:
  Research and development              48,383          -      48,383
  Marketing and selling                 63,706          -      63,706
  General and administration            18,562          -      18,562
  Amortization of intangible assets        782       (782)(1)       -
                                       --------   --------    --------

               Total operating
                expenses               131,433       (782)    130,651
                                       --------   --------    --------
Operating income
                                         5,849      3,248       9,097
  Other income, net                      1,230          -       1,230
  Interest expense                      (4,455)         -      (4,455)
                                       --------   --------    --------

  Income before income taxes             2,624      3,248       5,872
  Income tax expense                       446        552 (2)     998
                                       --------   --------    --------

               Net income             $  2,178   $  2,696    $  4,874
                                       ========   ========    ========

  Net income per share:
    Basic                             $    .03              $    .07
                                       ========              ========
    Diluted                           $    .03              $    .07
                                       ========              ========
  Weighted average number of
  shares outstanding:
    Basic                               69,803                69,803
                                       ========              ========
    Diluted                             72,763                72,763
                                       ========              ========

(1) Non-cash amortization of intangible assets.

(2) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 17% for 2004.


                      MENTOR GRAPHICS CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                      (In thousands - Unaudited)


                                                   As of      As of
                                                March 31, December 31,
                                                    2005       2004
----------------------------------------------------------------------
Assets
Current assets:
  Cash and short-term investments               $  108,676 $   94,287
  Trade accounts receivable, net                    94,983    116,858
  Term receivables, short-term                     133,828    125,832
  Prepaid expenses and other                        33,003     28,457
  Deferred income taxes                             10,125     10,298
                                                 ---------- ----------

       Total current assets                        380,615    375,732

Property, plant and equipment, net                  82,723     91,224
Term receivables, long-term                        126,393    139,146
Intangibles, net                                   370,208    374,144
Other assets                                        40,145     41,661
                                                 ---------- ----------
       Total assets                             $1,000,084 $1,021,907
                                                 ========== ==========
Liabilities and Stockholders' Equity
Current liabilities:
     Short-term borrowings                      $    7,889 $    9,632
     Accounts payable                               17,583     18,037
     Income taxes payable                           31,676     35,299
     Accrued payroll and related liabilities        51,847     81,709
     Accrued liabilities                            36,863     37,098
     Deferred revenue                              118,482    103,336
                                                 ---------- ----------
       Total current liabilities                   264,340    285,111

Long-term notes payable                            283,475    283,983
Other long-term liabilities                         18,115     19,098
                                                 ---------- ----------
       Total liabilities                           565,930    588,192
                                                 ---------- ----------

Stockholders' equity:
  Common stock                                     372,445    363,455
  Deferred compensation                               (203)      (508)
  Retained earnings                                 35,331     39,717
  Accumulated other comprehensive income            26,581     31,051
                                                 ---------- ----------
       Total stockholders' equity                  434,154    433,715
                                                 ---------- ----------
       Total liabilities and stockholders'
        equity                                  $1,000,084 $1,021,907
                                                 ========== ==========



                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (In thousands - Unaudited)


                                               Three Months Ended
                                                     March 31,
                                           ---------------------------
                                                    2005         2004
                                             ------------  -----------
Operating Cash Flows:
Net income (loss)                           $     (4,386) $     2,178
   Depreciation and amortization                  11,320       10,327
   Other adjustments to reconcile
    operating cash                                (1,730)      (1,557)
   Changes in working capital                      2,397       (2,435)
                                             ------------  -----------

Net cash provided by operating activities          7,601        8,513

Net cash used in investing activities             (8,362)     (13,902)

Net cash provided by financing activities          7,001       10,354

Effect of exchange rate changes on cash
 and cash equivalents                               (793)         (79)
                                             ------------  -----------
Net change in cash and cash equivalents            5,447        4,886
Cash and cash equivalents at beginning of
 period                                           67,916       68,333
                                             ------------  -----------
Cash and cash equivalents at end of period  $     73,363  $    73,219
                                             ============  ===========


                      MENTOR GRAPHICS CORPORATION
             SUPPLEMENTAL FINANCIAL AND OTHER INFORMATION
   (In thousands, except for percentages and days sales outstanding
                              -Unaudited)

                                                Three Months Ended
                                                      March 31,
                                          ----------------------------
                                                   2005          2004
                                            ------------  ------------
Geographic Revenue:
  Americas                                 $     71,087  $     65,030
                                                   43.3%         39.5%
  Europe                                   $     43,788  $     43,821
                                                   26.6%         26.7%
  Japan                                    $     32,422  $     38,795
                                                   19.7%         23.6%
  Pac Rim                                  $     17,037  $     16,759

Other Data:                                        10.4%         10.2%
  Capital expenditures                     $      7,264  $      4,820
  Days sales outstanding                            125           115


    CONTACT: Mentor Graphics Corporation
             Ryerson Schwark, 503-685-1462
             ryschwark@mentor.com
             or
             Dennis Weldon, 503-685-1462
             dennisweldon@mentor.com